   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 6, 2000
                                                 REGISTRATION NO. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 ------------
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                 ------------

                         Regions Financial Corporation
            (Exact Name of Registrant as Specified in its Charter)

             Delaware                                         63-0589368
 (State or Other Jurisdiction of                           (I.R.S. Employer
  Incorporation or Organization)                        Identification Number)

                             417 North 20th Street
                              Birmingham, AL 35203
                                 (205) 944-1300
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                                 ------------

                            Samuel E. Upchurch, Jr.
                    General Counsel and Corporate Secretary
                             417 North 20th Street
                              Birmingham, AL 35203
                                (205) 326-7860
                    (Name, Address, Including Zip Code, and
         Telephone Number, Including Area Code, of Agent for Service)
                                 ------------

                                WITH COPIES TO:
                              Charles C. Pinckney
                          Lange, Simpson, Robinson &
                                Somerville LLP
                       417 North 20th Street, Suite 1700
                             Birmingham, Al 35203
                                (205) 250-5000
                                ------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-89759

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]



                        CALCULATION OF REGISTRATION FEE


----------------------------------------------------------------------------------------------------
                                         Proposed Maximum      Proposed Maximum
  Title of Shares       Amount to         Offering Price      Aggregate Offering       Amount of
  to be Registered    be Registered         Per Unit                Price           Registration Fee
----------------------------------------------------------------------------------------------------
Common Stock          17,196 (1)         $19.375 (2)          $333,172.50           $87.96
----------------------------------------------------------------------------------------------------

(1) Represents only the additional number of shares being registered. Does not include 61,000 shares registered pursuant to Registration Statement No. 333-89759 as to which a registration fee was previously paid.
(2) Computed pursuant to Rule 457(c) of the Securities Act of 1933, as amended, based on the average of the high and low reported sales price of Regions common stock on March 3, 2000.

                                 ------------

              INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   This Registration Statement is filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to register 15,400 additional shares of Common Stock, par value $.625 per share, of Regions Financial Corporation (the "Company"), for the offering pursuant to the Registration Statement on Form S-3 of the Company (File No. 333-89759) filed with the Securities and Exchange Commission on October 27, 1999, as amended, which was previously declared effective by the Commission on January 21, 2000. The information and contents of the Registration Statement No. 333-89759 are hereby incorporated by reference into this Registration Statement.

          PART II: INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.  EXHIBITS.

     All exhibits filed with or incorporated by reference into the Registration Statement No. 333-89759 are incorporated by reference into, and shall be deemed part of, this registration statement, except the following which are filed herewith:



EXHIBIT
NUMBER                        DESCRIPTION
-------   ------------------------------------------------
 5.  --   Opinion re: legality.
23.1 --   Consent of Ernst & Young LLP.
23.3 --   Consent of Lange, Simpson, Robinson & Somerville LLP -- included in
          Exhibit 5.
24.1 --   Power of Attorney

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on March 3, 2000.


                                          REGISTRANT:

                                          REGIONS FINANCIAL CORPORATION


                                        BY: /s/ Richard D. Horsley
                                            -----------------------------
                                                 Richard D. Horsley
                                             Vice Chairman of the Board and
                                              Executive Financial Officer



     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.



      SIGNATURE                       TITLE                      DATE
---------------------------- ----------------------------  ------------------
            *
---------------------------  President and Chief Executive   March 3, 2000
Carl E. Jones, Jr.              Officer and Director
                            (principal executive officer)

/s/ Richard D. Horsley
---------------------------  Vice Chairman of the Board and  March 3, 2000
Richard D. Horsley            Executive Financial Officer
                                     and Director
                             (principal financial officer)
            *
---------------------------  Executive Vice President and    March 3, 2000
Robert P. Houston                  Comptroller
                            (principal accounting officer)


            *
---------------------------         Director                 March 3, 2000
Sheila S. Blair

            *
---------------------------         Director                 March 3, 2000
James B. Boone, Jr.

            *
---------------------------         Director                 March 3, 2000
James S.M. French

            *
---------------------------         Director                 March 3, 2000
Olin B. King

            *
---------------------------  Chairman of the Board           March 3, 2000
J. Stanley Mackin                 and Director

            *
---------------------------         Director                 March 3, 2000
Michael W. Murphy

            *
---------------------------         Director                 March 3, 2000
Henry E. Simpson

            *
---------------------------         Director                 March 3, 2000
Lee J. Styslinger, Jr.

            *
---------------------------         Director                 March 3, 2000
W. Woodrow Stewart

            *
---------------------------         Director                 March 3, 2000
John H. Watson

            *
---------------------------         Director                 March 3, 2000
Robert J. Williams

            *
---------------------------         Director                 March 3, 2000
C. Kemmons Wilson, Jr.


* By /s/ Richard D. Horsley as attorney-in-fact              March 3, 2000
     pursuant to a power of attorney.